Exhibit 33.3
REPORT ON ASSESSMENT OF COMPLIANCE WITH
REGULATION AB SERVICING CRITERIA
Principal Life Insurance Company (the “Asserting Party”) is responsible for assessing compliance as of and for the fiscal year ended December 31, 2007 (the “Reporting Period”) with the servicing criteria set forth in Section 229.1122(d) of the Code of Regulations (the “CFR”), except for criteria 229.1122(d)(1), (d)(2), (d)(3)(ii) through (iv) and (d)(4) of the CFR, which the Asserting Party has concluded are not applicable to the servicing activities it performs with respect to the asset-backed securities transactions covered by this report (“Applicable Servicing Criteria”). The transactions covered by this report include all asset-backed securities transactions that were conducted by the Principal Life Income Fundings Trusts registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 on Registration Statement Nos. 333-129763 and 333-129763-01 and Registration Statement Nos. 333-147181 and 333-147181-01 (the “Platform”), as listed on Appendix A.
The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has identified instances of non-compliance with the servicing criteria set forth in Section 229.1122(d)(3)(i ). In some instances, certain distribution reports on Form 10-D were filed late with the SEC and, in some instances, certain distribution reports on Form 10-D included errors regarding (1) the compensation paid to Citibank, N.A., as indenture trustee and (2) the amount of interest paid to the holders of the notes. In addition, certain indenture trustee reports were not provided timely to the holders of record. Except for the instances of non-compliance noted above, the Asserting Party has concluded that it has complied, in all material respects, with the Applicable Servicing Criteria for the Reporting Period.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period as set forth in this report.
Principal Life Insurance Company

/s/ Terrance J. Lillis Name: Terrance J. Lillis
Title: Chief Financial Officer- Retirement and Investor Services
Date: March 27, 2008

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